UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 23, 2012

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 23, 2012, the Executive Committee of the board of directors (the “Board”) of Caesars Entertainment Corporation (the “Company”) approved by written consent an amendment (the “Amendment”) to the Caesars Entertainment Corporation 2012 Performance Incentive Plan (the “2012 Plan”) to increase the maximum number of shares of the Company’s common stock with respect to which stock options and stock appreciation rights may be granted during any calendar year to any individual under the 2012 Plan from 3,433,509 shares to 6,500,000 shares. The full text of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On July 23, 2012, the holders of a majority of the issued and outstanding voting securities of the Company as of July 16, 2012, the record date established by the Executive Committee of the Board, approved by written consent (the “Written Consent”) (1) a one-time stock option exchange program (the “Option Exchange”), to permit the Company to cancel certain stock options held by some of its employees, service providers and directors in exchange for new, or replacement, options and (2) the Amendment.

On July 24, 2012, in connection with the Written Consent, the Company filed an Information Statement on Schedule 14C (the “Information Statement”) with the Securities and Exchange Commission (the “SEC”). The Amendment will not be effective prior to the date that is 20 calendar days after the date that the Company mails the Information Statement to its stockholders who did not sign the Written Consent, which mailing is expected to commence on or about July 26, 2012. The Option Exchange will not close, and no replacement options will be granted, until the 20th business day after the Option Exchange commences, unless the Option Exchange is extended by the Company (and in any event, will not close prior to the date that is 20 calendar days after the Company mails the Information Statement to stockholders).

Notice to Investors

The Company has filed a Tender Offer Statement on Schedule TO with the SEC relating to the Option Exchange. Persons who are eligible to participate in the Option Exchange should read the Tender Offer Statement on Schedule TO and other related materials, because those materials contain important information about the Option Exchange.

The Company’s stockholders and option holders will be able to obtain the written materials described above and other documents filed by the Company with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, stockholders and option holders may obtain free copies of the documents filed by the Company with the SEC on the Company’s website at the “SEC Filings” link on the “Financial Information” section of the “Investor Relations” page at www.caesars.com.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 1 to the Caesars Entertainment Corporation 2012 Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: July 25, 2012	By:	/S/ MICHAEL D. COHEN
Michael D. Cohen

Senior Vice President, Deputy General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description
10.1	Amendment No. 1 to the Caesars Entertainment Corporation 2012 Performance Incentive Plan